Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Nine Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	September 30,

	2016	2015	Change

Interest income	$758,270	703,148	7.8%
Interest expense	92,620	88,450	4.7

Net interest income	665,650	614,698	8.3
Provision for loan losses	21,741	13,990	55.4

Net interest income after provision for loan losses	643,909	600,708	7.2

Non-interest income:
Service charges on deposit accounts	60,772	59,621	1.9
Fiduciary and asset management fees	34,691	34,722	(0.1)
Brokerage revenue	20,019	20,978	(4.6)
Mortgage banking income	18,755	19,960	(6.0)
Bankcard fees	24,988	24,910	0.3
Investment securities gains, net	126	2,710	(95.4)
Other fee income	15,255	15,371	(0.8)
Other non-interest income	24,582	23,474	4.7

Total non-interest income	199,188	201,746	(1.3)

Non-interest expense:
Salaries and other personnel expense	300,364	285,394	5.2
Net occupancy and equipment expense	81,480	79,650	2.3
Third-party processing expense	34,033	31,858	6.8
FDIC insurance and other regulatory fees	20,100	20,315	(1.1)
Professional fees	19,794	18,382	7.7
Advertising expense	15,358	11,797	30.2
Foreclosed real estate expense, net	9,998	18,350	(45.5)
Merger-related expense	550	-	nm
Visa indemnification charges	1,079	1,092	(1.2)
Loss on early extinguishment of debt	4,735	-	nm
Litigation settlement/contingency expense	2,511	4,400	(42.9)
Restructuring charges, net	8,225	(33)	nm
Other operating expenses	64,489	63,416	1.7

Total non-interest expense	562,716	534,621	5.3

Income before income taxes	280,381	267,833	4.7
Income tax expense	102,148	100,149	2.0

Net income	178,233	167,684	6.3

Dividends on preferred stock	7,678	7,678	-

Net income available to common shareholders	$170,555	160,006	6.6%

Net income per common share, basic	$1.36	1.20	13.4%

Net income per common share, diluted	1.36	1.20	13.5

Cash dividends declared per common share	0.36	0.30	20.0

Return on average assets	0.81%	0.80	1	bp
Return on average common equity	8.07	7.40	67

Weighted average common shares outstanding, basic	125,076	133,120	(6.0)%
Weighted average common shares outstanding, diluted	125,712	133,876	(6.1)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA
(Unaudited)

(In thousands, except per share data)	2016			2015		3rd Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘16 vs. ‘15 Change

Interest income	$256,554	252,393	249,323	242,814	238,093	7.8%
Interest expense	30,547	30,944	31,130	30,194	30,303	0.8

Net interest income	226,007	221,449	218,193	212,620	207,790	8.8
Provision for loan losses	5,671	6,693	9,377	5,021	2,956	91.8

Net interest income after provision for loan losses	220,336	214,756	208,816	207,599	204,834	7.6

Non-interest income:
Service charges on deposit accounts	20,822	20,240	19,710	20,522	20,692	0.6
Fiduciary and asset management fees	11,837	11,580	11,274	11,206	11,308	4.7
Brokerage revenue	6,199	7,338	6,483	6,877	6,946	(10.8)
Mortgage banking income	7,329	5,941	5,484	4,136	5,965	22.9
Bankcard fees	8,269	8,346	8,372	8,262	8,334	(0.8)
Investment securities gains, net	59	-	67	58	-	nm
Other fee income	5,171	5,280	4,804	5,798	5,521	(6.3)
Other non-interest income	8,469	9,161	6,953	9,316	8,293	2.1

Total non-interest income	68,155	67,886	63,147	66,175	67,059	1.6

Non-interest expense:
Salaries and other personnel expense	101,945	97,061	101,358	95,524	94,341	8.1
Net occupancy and equipment expense	28,120	26,783	26,577	27,816	26,937	4.4
Third-party processing expense	11,219	11,698	11,116	10,993	10,844	3.5
FDIC insurance and other regulatory fees	6,756	6,625	6,719	6,776	6,591	2.5
Professional fees	6,486	6,938	6,369	8,265	6,371	1.8
Advertising expense	5,597	7,351	2,410	3,680	5,488	2.0
Foreclosed real estate expense, net	2,725	4,588	2,684	4,454	4,503	(39.5)
Merger-related expense	550	-	-	-	-	nm
Visa indemnification charges	360	360	360	371	363	(0.8)
Loss on early extinguishment of debt	-	-	4,735	1,533	-	-
Litigation contingency/settlement (recovery) expense	(189)	-	2,700	710	-	nm
Restructuring charges, net	1,243	5,841	1,140	69	69	nm
Other operating expenses	21,059	21,366	22,065	22,842	22,400	(6.0)

Total non-interest expense	185,871	188,611	188,233	183,033	177,907	4.5

Income before income taxes	102,620	94,031	83,730	90,741	93,986	9.2
Income tax expense	37,375	33,574	31,199	32,343	36,058	3.7

Net income	65,245	60,457	52,531	58,398	57,928	12.6

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$62,686	57,898	49,972	55,839	55,369	13.2%

Net income per common share, basic	$0.51	0.46	0.39	0.43	0.42	21.1%

Net income per common share, diluted	0.51	0.46	0.39	0.43	0.42	21.2

Cash dividends declared per common share	0.12	0.12	0.12	0.12	0.10	20.0

Return on average assets *	0.88%	0.83%	0.73	0.81	0.81	7	bps
Return on average common equity *	8.89	8.26	7.06	7.67	7.64	125

Weighted average common shares outstanding, basic	122,924	125,100	127,227	130,354	131,516	(6.5)%
Weighted average common shares outstanding, diluted	123,604	125,699	127,857	131,197	132,297	(6.6)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2016	December 31, 2015	September 30, 2015

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$367,342	367,092	329,396
Interest bearing funds with Federal Reserve Bank	985,776	829,887	837,641
Interest earning deposits with banks	18,375	17,387	21,170
Federal funds sold and securities purchased under resale agreements	71,753	69,819	69,732
Trading account assets, at fair value	7,309	5,097	5,844
Mortgage loans held for sale, at fair value	95,769	59,275	73,623
Investment securities available for sale, at fair value	3,603,153	3,587,818	3,487,332

Loans, net of deferred fees and costs	23,262,887	22,429,565	21,864,309
Allowance for loan losses	(253,817)	(252,496)	(250,900)

Loans, net	23,009,070	22,177,069	21,613,409

Premises and equipment, net	418,091	445,155	449,078
Goodwill	24,431	24,431	24,431
Other real estate	28,438	47,030	64,346
Deferred tax asset, net	395,795	511,948	526,492
Other assets	701,794	650,645	664,641

Total assets	$29,727,096	28,792,653	28,167,135

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,059,059	6,732,970	6,570,227
Interest bearing deposits, excluding brokered deposits	15,817,596	15,434,171	14,961,387
Brokered deposits	1,315,348	1,075,520	1,245,798

Total deposits	24,192,003	23,242,661	22,777,412

Federal funds purchased and securities sold under repurchase agreements	195,025	177,025	135,475
Long-term debt	2,160,985	2,186,893	2,038,028
Other liabilities	272,424	185,878	199,104

Total liabilities	26,820,437	25,792,457	25,150,019

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at September 30, 2016, December 31, 2015, and September 30, 2015	125,980	125,980	125,980
Common stock - $1.00 par value. 121,453,772 shares outstanding at September 30, 2016, 129,547,032 shares outstanding at December 31, 2015 and 130,632,731 shares outstanding at September 30, 2015	141,066	140,592	140,526

Additional paid-in capital	2,987,760	2,989,981	2,986,333

Treasury stock, at cost - 19,612,435 shares at September 30, 2016, 11,045,377 shares at December 31, 2015, and 9,892,877 shares at September 30, 2015	(654,014)	(401,511)	(364,428)
Accumulated other comprehensive gain (loss)	5,165	(29,819)	(6,092)
Retained earnings	300,702	174,973	134,797

Total shareholders’ equity	2,906,659	3,000,196	3,017,116

Total liabilities and shareholders’ equity	$29,727,096	28,792,653	28,167,135

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2016			2015
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,544,933	3,529,030	3,537,131	3,481,184	3,380,543
Yield	1.83%	1.89	1.91	1.85	1.76

Tax-exempt investment securities (2) (4)	$2,943	3,491	4,091	4,352	4,509
Yield (taxable equivalent)	5.96%	6.08	6.37	6.16	6.21

Trading account assets	$5,493	3,803	5,216	8,067	7,278
Yield	0.93%	1.27	1.65	2.24	1.84

Commercial loans (3) (4)	$18,419,484	18,433,638	18,253,169	17,884,661	17,522,735
Yield	4.03%	4.04	4.03	3.97	3.99

Consumer loans (3)	$4,720,082	4,497,147	4,334,817	4,233,061	4,105,639
Yield	4.30%	4.32	4.37	4.27	4.31

Allowance for loan losses	$(255,675)	(251,101)	(258,097)	(252,049)	(256,102)

Loans, net (3)	$22,883,891	22,679,684	22,329,889	21,865,673	21,372,272
Yield	4.14%	4.15	4.15	4.08	4.10

Mortgage loans held for sale	$87,524	72,477	63,339	50,668	69,438
Yield	3.32%	3.59	3.72	3.84	3.82

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$998,565	907,615	885,939	1,081,604	1,380,686
Yield	0.48%	0.47	0.47	0.27	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$70,570	77,571	80,679	66,790	71,852
Yield	4.99%	5.15	3.82	5.08	4.71
Total interest earning assets	$27,593,919	27,273,670	26,906,284	26,558,338	26,286,578
Yield	3.71%	3.73	3.73	3.63	3.60

Interest Bearing Liabilities

Interest bearing demand deposits	$4,274,117	4,233,310	4,198,738	4,117,116	3,955,803
Rate	0.16%	0.18	0.17	0.17	0.18

Money market accounts	$7,227,030	7,082,759	7,095,778	7,062,517	6,893,563
Rate	0.29%	0.31	0.32	0.35	0.36

Savings deposits	$797,961	746,225	722,172	692,536	685,813
Rate	0.07%	0.06	0.07	0.06	0.06

Time deposits under $100,000	$1,248,294	1,262,280	1,279,811	1,307,601	1,338,994
Rate	0.64%	0.64	0.65	0.65	0.66

Time deposits over $100,000	$2,030,242	2,016,116	2,006,302	2,033,193	2,086,851
Rate	0.88%	0.89	0.89	0.88	0.88

Non maturing brokered deposits	$634,596	451,398	315,006	297,925	221,817
Rate	0.29%	0.39	0.48	0.31	0.31

Brokered time deposits	$775,143	885,603	780,232	887,168	1,135,346
Rate	0.88%	0.85	0.83	0.76	0.71

Total interest bearing deposits	$16,987,383	16,677,691	16,398,039	16,398,056	16,318,187
Rate	0.37%	0.39	0.39	0.40	0.42

Federal funds purchased and securities sold under repurchase agreements	$247,378	221,276	177,921	158,810	207,894
Rate	0.09%	0.09	0.10	0.08	0.09

Long-term debt	$2,114,193	2,279,043	2,361,973	2,007,924	2,072,455
Rate	2.71%	2.55	2.55	2.63	2.46

Total interest bearing liabilities	$19,348,954	19,178,010	18,937,933	18,564,790	18,598,536
Rate	0.63%	0.65	0.66	0.65	0.65

Non-interest bearing demand deposits	$7,042,908	6,930,336	6,812,223	6,846,200	6,541,832

Effective cost of funds	0.44%	0.46	0.46	0.45	0.46

Net interest margin	3.27%	3.27	3.27	3.18	3.14

Taxable equivalent adjustment	$330	329	305	311	315

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

Loan Type	Total Non-performing Loans September 30, 2016	Total Non-performing Loans June 30, 2016	3Q16 vs. 2Q16 % change (1)	Total Non-performing Loans September 30, 2015	3Q16 vs. 3Q15 % change
Multi-Family	$3,912	4,070	(15.4)%	$221	nm
Hotels	346	5,052	(370.6)	392	(11.7)%
Office Buildings	931	2,563	(253.3)	355	162.3
Shopping Centers	354	358	(4.4)	-	nm
Warehouses	1,108	1,128	(7.1)	397	179.1
Other Investment Property	2,233	978	nm	9,217	(75.8)

Total Investment Properties	8,884	14,149	(148.0)	10,582	(16.0)
1-4 Family Construction	304	304	0.0	-	nm
1-4 Family Investment Mortgage	7,658	7,994	(16.7)	7,287	5.1
Residential Development	9,190	9,571	(15.8)	9,707	(5.3)

Total 1-4 Family Properties	17,152	17,869	(16.0)	16,994	0.9
Land Acquisition	6,672	7,610	(49.0)	19,010	(64.9)

Total Commercial Real Estate	32,708	39,628	(69.5)	46,586	(29.8)

Commercial, Financial, and Agricultural	49,874	55,821	(42.4)	50,656	(1.5)
Owner-Occupied	21,443	17,118	100.5	18,148	18.2

Total Commercial & Industrial	71,317	72,939	(8.8)	68,804	3.7

Home Equity Lines	19,815	16,912	68.3	16,263	21.8
Consumer Mortgages	21,284	21,895	(11.1)	24,154	(11.9)
Credit Cards	-	-	-	-	-
Other Retail Loans	3,031	2,698	49.1	1,833	65.4

Total Retail	44,130	41,505	25.2	42,250	4.4

Total	$148,155	154,072	(15.3)%	$157,640	(6.0)%

(1) Percentage change is annualized.

LOANS OUTSTANDING BY TYPE COMPARISON (Unaudited) (Dollars in thousands)
Loan Type	Total Loans September 30, 2016	Total Loans June 30, 2016	3Q16 vs. 2Q16 % change (1)	Total Loans September 30, 2015	3Q16 vs. 3Q15 % change
Multi-Family	$1,553,275	1,528,192	6.5%	$1,345,687	15.4%
Hotels	774,873	746,397	15.2	684,105	13.3
Office Buildings	1,575,190	1,559,631	4.0	1,388,965	13.4
Shopping Centers	917,284	926,147	(3.8)	944,690	(2.9)
Warehouses	522,170	535,889	(10.2)	545,346	(4.2)
Other Investment Property	626,674	624,405	1.4	648,783	(3.4)

Total Investment Properties	5,969,466	5,920,661	3.3	5,557,576	7.4
1-4 Family Construction	193,791	208,871	(28.7)	176,442	9.8
1-4 Family Investment Mortgage	727,897	758,463	(16.0)	777,196	(6.3)
Residential Development	149,366	160,446	(27.5)	158,120	(5.5)

Total 1-4 Family Properties	1,071,054	1,127,780	(20.0)	1,111,758	(3.7)
Land Acquisition	425,058	459,254	(29.6)	538,127	(21.0)

Total Commercial Real Estate	7,465,578	7,507,695	(2.2)	7,207,461	3.6
Commercial, Financial, and Agricultural	6,544,629	6,596,835	(3.1)	6,260,563	4.5
Owner-Occupied	4,471,365	4,358,595	10.3	4,265,409	4.8

Total Commercial & Industrial	11,015,994	10,955,430	2.2	10,525,972	4.7
Home Equity Lines	1,638,844	1,657,109	(4.4)	1,684,046	(2.7)
Consumer Mortgages	2,243,154	2,132,114	20.7	1,888,456	18.8
Credit Cards	232,309	236,034	(6.3)	241,315	(3.7)
Other Retail Loans	693,204	600,153	61.7	345,426	100.7

Total Retail	4,807,511	4,625,410	15.7	4,159,243	15.6
Unearned Income	(26,196)	(27,627)	(20.6)	(28,367)	(7.7)

Total	$23,262,887	23,060,908	3.5%	$21,864,309	6.4%

(1) Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)	2016			2015		3rd Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘16 vs. ‘15 Change

Non-performing Loans	$148,155	154,072	178,167	168,370	157,640	(6.0) %

Impaired Loans Held for Sale (1)	2,473	-	-		-	nm

Other Real Estate	28,438	33,289	38,462	47,030	64,346	(55.8)

Non-performing Assets	179,066	187,361	216,629	215,400	221,986	(19.3)

Allowance for loan losses	253,817	255,076	254,516	252,496	250,900	1.2

Net Charge-Offs - Quarter	6,930	6,133	7,357	3,425	6,758	2.5

Net Charge-Offs / Average Loans - Quarter (2)	0.12%	0.11	0.13	0.06	0.12

Non-performing Loans / Loans	0.64	0.67	0.78	0.75	0.72

Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.77	0.81	0.95	0.96	1.01

Allowance / Loans	1.09	1.11	1.12	1.13	1.15

Allowance / Non-performing Loans	171.32	165.56	142.85	149.96	159.16

Allowance / Non-performing Loans (3)	198.94	195.25	173.64	189.47	205.90

Past Due Loans over 90 days and Still Accruing	$5,358	5,964	3,214	2,621	2,998	78.7

As a Percentage of Loans Outstanding	0.02%	0.03	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$61,781	55,716	63,852	47,912	39,350	57.0

As a Percentage of Loans Outstanding	0.27%	0.24	0.28	0.21	0.18

Accruing Troubled Debt Restructurings (TDRs)	$201,896	205,165	209,159	223,873	240,370	(16.0)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2016	June 30, 2016	September 30, 2015
Tier 1 Capital	$2,620,379	2,627,572	2,637,462
Total Risk-Based Capital	3,136,814	3,146,897	2,990,099
Common Equity Tier 1 Ratio (transitional)	9.97%	10.01	10.60
Common Equity Tier 1 Ratio (fully phased-in)	9.49	9.49	9.98
Tier 1 Capital Ratio	10.07	10.06	10.60
Total Risk-Based Capital Ratio	12.05	12.05	12.02
Tier 1 Leverage Ratio	8.98	9.10	9.45
Common Equity as a Percentage of Total Assets (2)	9.35	9.59	10.26
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.28	9.52	10.18
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.58	10.72	11.52
Book Value Per Common Share (4)	22.89	22.78	22.13
Tangible Book Value Per Common Share (3)	22.69	22.58	21.91

(1) Current quarter regulatory capital information is preliminary.

(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.